Exhibit 99.2
Third Quarter 2022 ResultsNovember 3, 2022Exhibit 99.2

2 ROYAL GOLD, INC. | Q3 2022 RESULTS | NOVEMBER 3, 2022Cautionary StatementsForward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, the following: operators’ expected operating and financial performance, including production, deliveries, mine plans, mineral resources and reserves, development, and technical reports; and Royal Gold’s forecasted total sales (gold equivalent ounces (“GEO”), depreciation, depletion and amortization rate ($/GEO), and effective tax rate for the fiscal year ended December 31, 2022, and our achievement of such guidance.Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. The risks and uncertainties that could cause actual results to differ materially from those in forward looking statements include, without limitation: effects of global and regional economic and market conditions, including as a result of government policies, war,natural disasters, and public health issues; a lower-price environment for gold, silver, copper, nickel or other metals; operating activities or financial performance of operators, including inaccuracies in the operator’s disclosures, variations between actual and forecasted performance, the operator’s ability to complete projects on schedule and as planned,the operator’s changes to mine plans and reserves and resources, the operator’s liquidity needs, mining hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, contractual issues involving our royalty agreement, or operational disruptions due to public health crises; environmental risks, including those caused by climate change; potential cyber-attacks, including ransomware; changes in laws or regulations; changes in management and key employees; the risk of litigation related to acquisitions; the diversion of management time from ongoing business operations due to acquisition-related issues; the volatility in the commodity price for gold; and other factors described in our reports filed with the Securities and Exchange Commission, including our Transition Report on Form 10-K for the period ended December 31, 2021. Most of these factors are beyond our ability to predict or control. Other unpredictable or unknown factors not discussed in this presentation could also havematerial adverse effects on forward looking statements. Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements. References to Years: All references in this presentation to years are to the twelve months ended or ending December 31 of the referenced year, unlessotherwise noted.

3 ROYAL GOLD, INC. | Q3 2022 RESULTS | NOVEMBER 3, 2022Today’s Speakers Mark IstoExecutive VP and COORoyal Gold Corp. Bill HeissenbuttelPresident and CEO Paul LibnerCFO and Treasurer

4 ROYAL GOLD, INC. | Q3 2022 RESULTS | NOVEMBER 3, 2022Q3 2022 Overview•Highlights•Revenue of $131.4M•Cash flow from operations of $95.0M•Net income of $45.8M, or $0.70/share •$0.71/share after adjustments1•Adjusted EBITDA margin of 77%1•$23.0M dividends paid•Available liquidity of approximately $667M•Notable recent developments •Acquired royalty on the Great Bear Project•Acquired additional royalty on the Cortez Complex•Repaid $50M of outstanding debt on the revolving credit facility•Achieved repayment of $781.5M total stream advance payment at Mount Milligan

5 ROYAL GOLD, INC. | Q3 2022 RESULTS | NOVEMBER 3, 2022 75%25%Q3 2022 RevenueGEOs2of 76,000 and revenue of $131.4 million$131.4MRoyalty Segment$32.7MStream Segment$98.7M-44% YoYLower contribution from Cortez, Peñasquito, Robinson, South Laverton, Dolores -15% YoYLower contribution from Mount Milligan, Pueblo Viejo, Rainy RiverInitial contribution from Khoemacau

6 ROYAL GOLD, INC. | Q3 2022 RESULTS | NOVEMBER 3, 2022 Operator Updates3Khoemacau4 •Ramp-up continuing:•Mining rate reached ~8,000 t/d in September•Expect 10,000 t/d production Q4 2022-Q1 2023Mount Milligan•Highlights of updated life of mine plan released•Mine life extended 4 years to 2033 •Additional 800,000 oz of payable Au and 191M lb payable Cu•Technical report to be filed in Q4 2022Pueblo Viejo •Plant expansion continuing•Commissioning expected in Q1 2023•Ag deliveries of 319,100 ounces in Q3•Further deferral of deliveries of 47,000 ounces

7 ROYAL GOLD, INC. | Q3 2022 RESULTS | NOVEMBER 3, 2022Q3 2022 Financial Results* Volume change calculated using average realized metal prices for the quarter ended Sept. 30, 2021.** Royal Gold changed to a December 31 fiscal year end from a June 30 fiscal year end effective December 30, 2021. The prior year quarter shown for comparison ended September 30, 2021. AVERAGE REALIZED METAL PRICES $1,790$1,729Sept. Q'21**Q3 '22 Gold $24.36$19.23Sept. Q'21**Q3 '22 Silver $4.25$3.51Sept. Q'21**Q3 '22 Copper-3%-17%-21%TOTAL REVENUE Sept. Q '21**Q3 '22COMMODITY PRICE-6%VOLUMES*-19% -25% Gold Silver Copper OthersGOLD76% Q3 2022 REVENUE BY METAL$131.4M$174.4M8% 11% SILVERCOPPER

8 ROYAL GOLD, INC. | Q3 2022 RESULTS | NOVEMBER 3, 2022On Track to Meet 2022 Guidance January 1 –December 31, 2022 Guidance:Total GEO2SalesGEO315,000 –340,000GoldOz220,000 –240,000Other MetalsGEO95,000 –100,000DD&A$ / GEO$510 –560Revised from $535 -585Effective Tax Rate%17 –22%* Guidance is based on commodity price assumptions for 2022 including $1,800/oz gold, $22.50/oz silver, $4.25/lb copper, $8.50/lb nickel, $0.95/lb lead, $1.25/lb Zn, as described in the press release “Royal Gold Provides 2022 Guidance and Q1 2022 Stream Segment Sales Update,” issued April 12, 2022. ** Guidance does not include potential revenue from the Cortez Complex Royalty acquired on August 2, 2022.

9 ROYAL GOLD, INC. | Q3 2022 RESULTS | NOVEMBER 3, 2022September 30, 2022 Liquidity•$450M drawn on revolving credit facility•$50M repaid on September 6•$667M of liquidity available:•No other material outstanding near-term commitments September 30, 2022Amount(US$ M)Undrawn revolving credit facility550Working capital117 Total available liquidity$667

10 ROYAL GOLD, INC. | Q3 2022 RESULTS | NOVEMBER 3, 2022Endnotes1.Adjusted net income, adjusted net income per share and adjusted EBITDA margin are non‐GAAP financial measures. See Schedule A to the accompanying press release dated November 2, 2022, for more information.2.Gold Equivalent Ounces (“GEOs”) are calculated as reported revenue (in total or by reportable segment) for a period divided by the average gold price for that same period.3.Certain information on this slide has been provided by the operators of these properties or is publicly available informationdisclosed by the operators.4.Certain information on this slide was provided to the Company by Khoemacau Copper Mining (Pty.) Limited, the majority owner and developer of the Khoemacau Project. The production, design, engineering, construction and equipment information, and other technical and economic information provided to the Company and presented here, or forming the basis of information presented here, is not publicly available. This information may not have been prepared in accordance with applicable laws, stock exchange rules or international standards governing preparation and public disclosure of technical data and information relating to mineral properties. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness, or fairness of this third‐partyinformation, and investors are cautioned not to rely on this information.

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